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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) January 29, 1997
                                                          -----------------

                          Post Apartment Homes, L.P.
                          --------------------------
             (Exact name of registrant as specified in its charter)


           Georgia                      1-28226                 582053632
----------------------------        --------------        ---------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


     3350 Cumberland Circle, Atlanta, Georgia                     30339
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (770) 850-4400
                                                    --------------


                      This document consists of 8 pages

                       The Exhibit Index is at page 4.
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Item 5.  Other Events

         Certain financial results for Post Apartment Homes, L.P. (the "Registrant") for the fiscal year and fiscal quarter ended December 31, 1996 are attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                 99.1 Financial results for the fiscal year and fiscal quarter ended December 31, 1996








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        POST APARTMENT HOMES, L.P.
                                        (Registrant)


                                        By: POST PROPERTIES, INC.,
                                            as general partner


Date: February 28, 1997                     By: /s/John A. Williams
                                               --------------------------------
                                                John A. Williams
                                                Chairman of the Board, Chief
                                                Executive Officer and Director


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                                  EXHIBIT INDEX


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Exhibit Number and Description                                            Page
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
99.1    Financial results for the fiscal year and fiscal quarter ended
        December 31, 1996






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